UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 6, 2007
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)
705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
We are filing this amendment to our Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on August 6, 2007, solely for the purpose of correcting a clerical error, namely, at the top of the cash flow statement in our press release filed as Exhibit 99.1 we had inadvertently stated “quarter ended” rather than “year to date ended”. We are filing the corrected cash flow statement as Exhibit 99.2 to this Current Report on Form 8-K/A.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 6, 2007, Blue Nile, Inc. issued a press release announcing financial results for the second quarter ended July 1, 2007. A copy of the press release was previously furnished as Exhibit 99.1 to our Current Report on Form 8-K filed on August 6, 2007 and is incorporated herein by reference. On August 6, 2007, Blue Nile, Inc. corrected a clerical error in the cash flow statement included in the press release. A copy of the corrected cash flow statement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release, and the corrected cash flow statement. The information in this Form 8-K/A and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release, dated August 6, 2007, issued by Blue Nile, Inc. (previously furnished with Current Report on Form 8-K filed on August 6, 2007)
99.2	Corrected Cash Flow Statement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.
By:	/s/ Diane M. Irvine
Diane M. Irvine
President and Chief Financial Officer (Principal Accounting and Financial Officer)

Dated: August 6, 2007

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release, dated August 6, 2007, issued by Blue Nile, Inc. (previously furnished with Current Report on Form 8-K filed on August 6, 2007)
99.2	Corrected Cash Flow Statement